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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2003

Aon CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)
Registrant's Telephone Number, Including Area Code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On February 12, 2003, Aon Corporation (the "Company") issued a press release (the "Press Release") announcing its results of operations for the quarter and year ended December 31, 2002. A copy of the Press Release is being filed as an exhibit hereto, and the statements contained therein (other than the statements under the caption "Future Outlook") are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)—(b)	Not applicable.
(c)	Exhibits:
Exhibit Number	Description of Exhibit
99	Press Release issued by the Company on February 12, 2003.

Item 9. Regulation FD Disclosure.

        The statements contained in the Press Release under the caption "Future Outlook" are incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aon CORPORATION
By:	/s/ PATRICK G. RYAN Patrick G. Ryan Chairman and Chief Executive Officer

Date: February 18, 2003

EXHIBIT INDEX

        The following is a list of the exhibits filed herewith.

Exhibit Number	Description of Exhibit
99	Press Release issued by the Company on February 12, 2003.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX